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                                                                   Exhibit 10.35

                       CONSENT AND AMENDMENT PERTAINING TO
                      SUBORDINATED NOTE PURCHASE AGREEMENT

     This CONSENT AND AMENDMENT PERTAINING TO SUBORDINATED NOTE PURCHASE AGREEMENT ("CONSENT") is dated as of November 2, 2005, and is entered into by and among CLAYTON SERVICES, INC., a Delaware corporation formerly known as Clayton GRP, Inc. ("BORROWER"), and TA Subordinated Debt Fund, L.P., a Delaware limited partnership ("TA DEBT FUND").

                              W I T N E S S E T H:

          WHEREAS, Borrower and TA Debt Fund are parties to that certain Subordinated Note Purchase Agreement, dated as of August 2, 2004, by and among Borrower and the Noteholders and Guarantors named therein (as the same may be from time to time amended, supplemented or otherwise modified, the "AGREEMENT"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Agreement);

          WHEREAS, Borrower is in breach of Section 7.14.6 of the Agreement as Borrower has made Capital Expenditures in excess of $5,000,000 during Fiscal Year 2005, and such breach constitutes an Event of Default under Section 8.1.4 of the Agreement (the "CAPITAL EXPENDITURE EVENT OF DEFAULT");

          WHEREAS, Borrower, Agent, and Senior Lenders are parties to the Senior Credit Agreement;

          WHEREAS, Borrower is in breach of Section 7.14.4 of the Senior Credit Agreement as Borrower has made Capital Expenditures in excess of $3,900,000 during Fiscal Year 2005, and such breach constitutes an Event of Default under
Section 8.1.1 of the Senior Credit Agreement (the "SENIOR CAPITAL EXPENDITURE EVENT OF DEFAULT");

          WHEREAS, Borrower is in breach of Section 2.10.2(a)(iii) of the Senior Credit Agreement as the Borrower has failed to make its scheduled mandatory prepayment with respect to Excess Cash Flow for the Fiscal Year ending December 31, 2004, and such breach constitutes an Event of Default under Section 8.1.1 of the Senior Credit Agreement (the "SENIOR PREPAYMENT EVENT OF DEFAULT");

          WHEREAS, the occurrence of the Senior Capital Expenditure Event of Default and the Senior Prepayment Event of Default each constitute an Event of Default under Section 8.1.2 of the Agreement (collectively, the "EXISTING SENIOR EVENTS OF DEFAULT");

          WHEREAS, Borrower has requested that Agent and Senior Lenders waive the Existing Senior Events of Default;

          WHEREAS, Borrower has requested that TA Debt Fund waive the Capital Expenditure Event of Default and the Existing Senior Events of Default (collectively, the "EXISTING EVENTS OF DEFAULT");

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          WHEREAS, Borrower has requested that Agent and Senior Lenders amend and restate Section 7.14.4 of the Senior Credit Agreement to increase the Capital Expenditures limitation for each Fiscal Year through December 31, 2009;

          WHEREAS, Borrower has requested that TA Debt Fund amend and restate
Section 7.14.6 of the Agreement to provide a corresponding increase in the Capital Expenditures limitation for each Fiscal Year through December 31, 2009 so as to preserve any "cushion" between the covenant levels contained in the Senior Credit Agreement and the Agreement;

          WHEREAS, TA Debt Fund holds greater than fifty percent (50%) in principal amount of all Notes currently outstanding, thereby allowing TA Debt Fund to consent to a waiver of an Event of Default pursuant to Section 8.2 of the Agreement and an amendment of the Agreement pursuant to Section 9.2 thereof;

          NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Consent, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  WAIVER. Subject to the satisfaction of the conditions set forth in
Section 3 below, and in reliance on the representations set forth in Section 4 below, the Existing Events of Default are hereby waived. This is a limited waiver and shall not be deemed to constitute a waiver of any Event of Default (other than the Existing Events of Default) or any future breach of the Agreement or any of the other Subordinated Notes Documents or any other requirement of any provision of the Agreement or any other Subordinated Notes Documents.

          2. AMENDMENT. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations set forth in Section 4 below, Section 7.14.6 is hereby amended and restated in its entirety, as follows:

"7.14.6       CAPITAL EXPENDITURES.

          Not permit the aggregate amount of all Capital Expenditures made by Borrower and the Subsidiaries in any Fiscal Year to exceed the applicable amount set forth below for such Fiscal Year:

                                                        Capital
            Fiscal Year Ending                       Expenditures
            ------------------                       ------------
                 12/31/05                             15,675,629
                 12/31/06                             17,875,000

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
                 12/31/07                             20,454,545
                 12/30/08                             23,020,833
                 12/30/09                             24,181,818

If Borrower does not utilize the entire amount of Capital Expenditures permitted in any Fiscal Year, so long as no Default or Event of Default exists or would be caused thereby, Borrower may carry forward to the immediately succeeding Fiscal Year only, 50% of such unutilized amount (with Capital Expenditures made by Borrower in such succeeding Fiscal Year applied last to such unutilized amount)."

          3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Consent is subject to satisfaction of the following conditions precedent (unless specifically waived in writing by TA Debt Fund):

          (a) TA Debt Fund shall have received a copy of this Consent executed by Borrower, together with a fully executed copy of the Consent and Reaffirmation attached hereto as EXHIBIT A;

          (b) TA Debt Fund shall have received a fully executed copy of the Waiver and Amendment No. 1 to Senior Credit Agreement attached hereto as EXHIBIT B;

          (c) All proceedings taken in connection with the transactions contemplated by this Consent and all documents, instruments and other legal matters incident thereto shall be satisfactory to TA Debt Fund and its legal counsel; and

          (d) No Default or Event of Default shall have occurred and be continuing.

          4. REPRESENTATIONS AND WARRANTIES. To induce TA Debt Fund to enter into this Consent, Borrower represents and warrants to TA Debt Fund that:

          (a) the execution, delivery and performance of this Consent has been duly authorized by all requisite corporate action on the part of Borrower and that this Consent has been duly executed and delivered by Borrower;

          (b) this Consent constitutes the legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms;

          (c) the execution and delivery by Borrower of this Consent does not require the consent or approval of any Person, except such consents and approvals as have been obtained;

          (d) the representations and warranties of Borrower and each other Loan Party set forth in the Agreement and the other Subordinated Notes Documents are true and correct in all material respects with the same effect as if made on the date hereof (except to the extent such representations and warranties are stated to relate to a specific earlier date, in

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which case such representations and warranties are true and correct in all material respects as of such earlier date); and

          (e) no Default or Event of Default has occurred and is continuing.

          5. SEVERABILITY. Any provision of this Consent held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Consent and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          6. REFERENCES. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Consent.

          7. COUNTERPARTS. This Consent may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

          8. RATIFICATION. The terms and provisions set forth in this Consent shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Consent, the terms and provisions of the Agreement and each of the other Subordinated Notes Documents are ratified and confirmed and shall continue in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                              CLAYTON SERVICES, INC.,
                              formerly known as Clayton GRP, Inc.


                              By:  /s/ Fredrick C. Herbst
                                   ----------------------
                              Title:  Chief Financial Officer
                                      -----------------------

                              TA SUBORDINATED DEBT FUND, L.P.
                              By: TA Associates SDF LLC, its General Partner
                              By: TA Associates, Inc., its Manager


                              By: /s/ Roger Kafker
                                  ----------------
                              Name: Roger Kafker
                              Its: Managing Director

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